Item 1: Report to Shareholders

Latin America Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Latin American stocks continued their powerful run during the six months ended April 30, 2006, despite some weakness in the second half of the period. Heavy demand for the region’s natural resources contributed to the impressive results. Generally good economic growth, declining interest rates, and good corporate earnings also provided tailwinds for equity markets. Regional returns were slightly below those of other emerging markets, as global inflation and interest rate concerns hampered stocks in February and March. Brazil’s strong currency benefited investment returns for U.S. investors, but the Mexican peso weakened relative to the dollar.

PERFORMANCE COMPARISON

Your fund posted strong 6- and 12-month results, as shown in the table. The fund significantly outperformed its Lipper peer group and the MSCI regional index for both periods. Good stock selection, especially among our Brazilian and Argentinean holdings, was the primary reason for the fund’s strong performance relative to the benchmarks. Our lighter exposure to the lagging Chilean market also helped. On a sector level, the fund’s results were aided by our stock selection in industrials and business services, telecommunication services, and consumer discretionary.

At the risk of sounding like a broken record, we want to remind shareholders that the fund’s very strong recent returns are not sustainable over the longer term. Favorable trends in the region have helped generate remarkable results over the past three and a half years. We continue to have a positive view of the region, but ask that you keep in mind its volatile nature. Latin America, and emerging markets generally, offer portfolio diversification and a leveraged way to invest in the global economy, but are appropriate for only a portion of your investment assets.

MARKET AND PORTFOLIO REVIEW

Strong demand for raw materials, especially from China, drove commodity prices higher and boosted the stocks of the natural resource-rich Latin America region. Energy was the best-performing sector as oil prices hit new highs. Financial stocks also did well, helped by economic recovery through most of the region and growing demand for loans. The region’s largest sector, materials, benefited from rising commodity prices, while industrials and business services lagged.

The best stock returns came from Venezuela and Colombia, two very small markets comprising a handful of stocks that represent just 2.5% of the Latin American market. The Venezuelan market has been extremely volatile—it posted a double-digit loss in the previous six months—and we have continued to avoid investing in the country due to our concerns about the populist policies of President Hugo Chavez. We have one holding in Colombia, Bancolombia, which we added to the portfolio during our prior six-month period. The stock posted a solid gain, as Colombia’s improving economy is generating loan growth, and a recent merger has reduced some competition and helped the bank’s profitability. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Argentina also performed well, rising nearly 55% over the first half of the fund’s fiscal year and 134% for the past 12 months. Argentina’s economy has expanded about 9% annually for the past three years and appears to be on target for solid growth in 2006. However, we are concerned about the lack of clear economic policies from the current administration. The Argentine market is dominated by Tenaris, an oil-services stock and until recently our only holding in the country, which more than doubled over the six months. With oil prices on the rise, global integrated oil companies are expanding, benefiting companies like Tenaris, a global leader in the production of stainless steel pipes for the oil and gas industry. The company reported record earnings and strong sales growth as the tight supply/demand balance drove prices and margins upward. We initiated a position in steel producer Ternium, an attractively priced, high-returns steel producer.

Brazilian stocks recorded a strong six months and have returned more than 100% for the 12-month period through April 30. Brazil continued to benefit from rising oil and commodity prices; interest rate cuts by the central bank and a strengthening currency also helped performance. The appointment of a new finance minister in March caused some market jitters, however. The former minister, who faces corruption charges, was considered the primary force behind Brazil’s economic revival under President Lula da Silva. The charges are part of a scandal that has hampered Lula over the past year. Brazil holds presidential elections later this year, with Lula expected to run for a second term. So far, the scandal hasn’t hurt Brazilian markets, but the election season could weigh on equities at some point.

Brazil accounts for nearly 60% of fund assets, and Brazilian stocks dominated our top contributors list for the six-month period. Our largest holding, energy giant Petroleo Brasileiro (Petrobras), gained as increased production and high oil prices generated strong earnings. On May 1, after the close of our reporting period, Bolivia announced that it was nationalizing its energy industry. Petrobras, a major producer of Bolivian natural gas, initially declined on the news but then stabilized. Relatively speaking, Bolivia accounts for only 2% of Petrobras’s production and reserves, and the company’s operations are spread among 18 nations around the world. We believe that the nationalization will have a negligible impact on Petrobras and that the company is well positioned to benefit from strong global demand for oil and rising oil prices.

High iron ore prices and strong production growth helped mining firm Companhia Vale do Rio Doce (CVRD). Brazil’s strengthening economy underpinned loan growth for high-quality banks Banco Bradesco and Banco Itau. Other solid contributors include retailer Lojas Renner, which is benefiting from the strengthening economic environment, Tele Norte Leste, a diversified telecom company with a strong market position, and Tam, Brazil’s largest airline serving domestic and international routes. We added to Lojas Renner. The company is expanding with new stores opening, and is also diversifying into financial products by launching its own credit card. We added to our position in Tele Norte Leste, as almost all of its debt is linked to domestic interest rates; with these falling at a rapid pace, we expect the company’s earnings to grow. The stock rose sharply on the announcement of a restructuring that benefits owners of ordinary shares, the bulk of our holdings. We also increased our holdings in Tam, which is expanding its fleet and capitalizing on the financial difficulties of Varig, one of its chief competitors. Tam has a large and expanding market share in Brazil, where the airline industry overall shows good growth potential.

We initiated a position in steelmaker Arcelor Brasil, which enjoys a competitive advantage over its peers through state-of-the-art production facilities, proximity to iron ore sources, and low labor and energy costs. The company is increasing its capacity, which should result in strong growth. We also like Arcelor’s solid corporate governance. We eliminated Cia Energetica Minas Gerais on concerns about the Brazilian utility’s expansion efforts through acquisitions outside of its region.

Stocks in Mexico gained ground but underperformed the rest of the region. Despite strong corporate earnings and interest rate cuts, election-year politics appeared to weigh on the market. Although the central bank has trimmed short-term rates by 2.75 percentage points since August 2005, they remain relatively high at 7%, even in the face of a relatively tame annual inflation rate (3.2% as of April). Unlike the Brazilian real, Mexico’s peso declined nearly 3% versus the U.S. dollar over the six months, hampering results for U.S. investors. The July 2 election appears to be wide open as President Vicente Fox is constitutionally barred from reelection, and the runup to the voting is likely to put a damper on returns in Mexico.

Mexico represents about 31% of the fund’s assets, which means Brazil and Mexico account for more than 90% of the fund’s investments. Regional telecom giant America Movil is the fund’s second-largest holding and was the second-largest contributor to performance over the past six months. Strong subscriber growth in Brazil and Colombia powered excellent first-quarter 2006 results. Other key contributors from Mexico included materials company Cemex and Grupo Televisa. On the downside, discount retailer and restaurant company Controladora Comercial Mexicana declined. We expect results to improve in the second half of the year for the firm, a new position in the fund. We took advantage of homebuilder GEO’s good performance to eliminate our holdings on concerns about the company’s shifting strategy. The new general director has freed up current management to pursue other businesses. We see this as a sign that its core business is faltering, and we prefer other names in the sector.

Chile continued to be the weakest market in the region. Since it is the most developed of the Latin American markets, it is typically more defensive. Wine producer Viña Concha y Toro was a major detractor as the company suffered from higher grape costs, falling domestic sales, and the strong Chilean currency—70% of Viña Concha’s revenues come from U.S dollar-denominated exports, and the Chilean peso appreciated nearly 6% versus the dollar. We eliminated Banco Santander Chile. The stock had enjoyed a good run, and we took profits as it hit record highs and its valuation became stretched. We still like the stock and bought some back at lower prices following the close of this reporting period.

OUTLOOK

Despite the region’s strong performance and a few cautions, we remain optimistic on the prospects for Latin American equities. We still see strong growth in company earnings and the economic picture is continuing to improve, with interest rates now falling in Mexico and Brazil. Our optimism is largely the result of finding specific stock opportunities, mainly in Brazil and Mexico, and is concentrated in financials, energy, and the domestic consumer sectors. Brazil remains the beneficiary of high oil prices and rising demand for commodities. Mexico has the benefit of NAFTA membership and duopoly structures in many industries. Argentina has enjoyed strong economic growth recently, but this looks increasingly fragile, and we expect our holdings there to perform generally in line with the commodity markets.

A key threat is that after such a long, strong run, opportunistic investors may decide to take money out of the region. Politics represent another significant risk. The presidential elections in Brazil and Mexico could lead to some market volatility, although we do not anticipate major policy changes in those countries. In addition, Bolivia’s nationalization of its energy industry demonstrates the kind of sudden change that long-term shareholders have come to expect in the region.

As always, we believe that our strategy of buying growth companies at reasonable prices and building the portfolio stock by stock should be rewarded over time.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 17, 2006

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI EM Latin America Index: A market capitalization-weighted index of stocks traded in seven Latin American markets.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE						
Beginning of period	$ 23.21	$ 13.74	$ 10.32	$ 7.25	$ 8.21	$ 10.19
Investment activities						
Net investment income	0.31	0.29	0.26	0.13	0.18	0.15
Net realized and unrealized gain (loss)	9.42	9.36	3.31	2.94	(0.79)	(2.09)
Total from investment activities	9.73	9.65	3.57	3.07	(0.61)	(1.94)
Distributions						
Net investment income	(0.20)	(0.21)	(0.16)	–	(0.29)	(0.04)
Net realized gain	(0.01)	–	–	–	(0.06)	–
Total distributions	(0.21)	(0.21)	(0.16)	–	(0.35)	(0.04)
Redemption fees added to paid-in capital	0.02	0.03	0.01	–	–	–
NET ASSET VALUE						
End of period	**$ 32.75**	**$ 23.21**	**$ 13.74**	**$ 10.32**	**$ 7.25**	**$ 8.21**
Ratios/Supplemental Data						
Total return^	**42.27%**	**71.28%**	**35.07%**	**42.34%**	**(8.15)%**	**(19.10)%**
Ratio of total expenses to average net assets	1.22%†	1.29%	1.41%	1.55%	1.53%	1.49%
Ratio of net investment income to average net assets	2.23%†	1.55%	2.22%	1.55%	1.88%	1.40%
Portfolio turnover rate	19.2%†	17.8%	34.8%	27.4%	21.0%	29.9%
Net assets, end of period (in millions)	$ 1,968	$ 853	$ 242	$ 166	$ 127	$ 155

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

ARGENTINA 4.0%

	Shares	Value
Common Stocks 4.0%		
Tenaris ADR (USD) (1)	1,384,000	63,526
Ternium ADR (USD) (1) (2)	551,100	14,725
Total Argentina (Cost $28,754)		78,251

BRAZIL 59.4%

	Shares	Value
Common Stocks 43.6%		
Arcelor Brasil	1,584,284	29,177
Banco do Brasil	700,600	20,326
Companhia de Bebidas ADR (USD) (1)	238,324	11,034
Companhia Siderurgica Nacional	453,508	15,902
Companhia Vale do Rio Doce ADR (1 ADR represents 1 common share) (USD) (1)	2,011,000	103,607
Companhia Vale do Rio Doce ADR (1 ADR represents 1 preference 'A' share) (USD) (1)	1,664,600	74,041
CPFL Energia	1,913,100	27,106
EDP - Energias do Brasil	2,875,900	42,647
Equatorial Energia, Equity Units (2)	412,300	3,057
Gol-Linhas Aereas Inteligentes ADR (USD) (1)	510,600	18,928
Localiza Rent A Car	327,100	6,885
Lojas Renner	844,100	48,252
Natura Cosmeticos	3,053,500	38,999
Perdigao	1,931,700	19,035
Petroleo Brasileiro (Petrobras) ADR (1 ADR represents 1 common share) (USD) (1)	1,783,600	176,273
Petroleo Brasileiro (Petrobras) ADR (1 ADR represents 1 preference share) (USD) (1)	1,667,400	148,215
Tele Norte Leste ADR (USD)	695,200	12,639
Tele Norte Leste Participaco (1)	1,143,566	46,492
TOTVS (2)	370,000	7,257
Vivax, Equity Units (2)	563,300	8,353
		858,225
Preferred Stocks 15.8%		
Banco Bradesco	2,292,000	87,273
Banco Itau Holdings Financiera	3,504,600	110,310
Caemi Mineracao e Metalurgica	14,155,000	26,001

MarcoPolo	1,737,600	5,070
Suzano Bahia Sul Papel	551,000	3,893
TAM	2,157,000	55,615
WEG	5,605,300	22,791
		310,953
Total Brazil (Cost $712,521)		1,169,178

CHILE 0.8%

Common Stocks 0.8%

Lan Chile ADR (USD)	153,300	5,825
Vina Concha Y Toro ADR (USD) (1)	371,300	10,081
Total Chile (Cost $15,472)		15,906

COLOMBIA 1.1%

Common Stocks 1.1%

Bancolombia ADR (USD)	650,900	22,521
Total Colombia (Cost $17,372)		22,521

MEXICO 30.9%

Common Stocks 30.9%

America Movil ADR, Series L (USD)	5,362,900	197,945
Cemex	682,196	4,604
Cemex ADR (USD) (1) (2)	1,182,800	79,863
Controladora Comercial Mexicana, Equity Units (1)	12,800,000	21,699
Grupo Aeroportuario del Pacifico ADR (USD) (2)	337,000	11,215
Grupo Aeroportuario del Sureste ADR (USD) (1)	307,300	11,914
Grupo Financiero Banorte	27,256,800	70,906
Grupo Televisa ADR (USD)	3,054,000	64,745
Organizacion Soriana, Series B (1) (2)	3,041,800	13,700
Urbi Desarrollos Urbanos (2)	6,005,000	49,165
Wal-Mart de Mexico, Series V	28,607,700	81,385
Total Mexico (Cost $426,809)		607,141

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,349,430)	$ 2,041,499
Affiliated companies (cost $64,036)	64,036
Total investments in securities	2,105,535
Receivable for shares sold	9,237
Dividends and interest receivable	8,133
Receivable for investment securities sold	5,611
Cash	1,987
Other assets	70
Total assets	2,130,573
Liabilities	
Obligation to return securities lending collateral	148,502
Payable for investment securities purchased	9,547
Investment management fees payable	1,579
Payable for shares redeemed	1,141
Due to affiliates	37
Other liabilities	2,175
Total liabilities	162,981
NET ASSETS	$ 1,967,592
Net Assets Consist of:	
Undistributed net investment income	$ 14,069
Undistributed net realized gain	19,358
Net unrealized gain	692,131
Paid-in capital applicable to 60,078,887 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,242,034
NET ASSETS	$ 1,967,592
NET ASSET VALUE PER SHARE	$ 32.75

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $21,000 for the six months ended April 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2006, approximately 96% of the fund’s net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2006, the value of loaned securities was $148,452,000; aggregate collateral consisted of $148,502,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $744,296,000 and $129,202,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2005, the fund had $17,838,000 of unused capital loss carryforwards of which $3,536,000 expire in fiscal 2008 and $14,302,000 expire in fiscal 2010.

At April 30, 2006, the cost of investments for federal income tax purposes was $1,413,466,000. Net unrealized gain aggregated $692,131,000 at period-end, of which $697,034,000 related to appreciated investments and $4,903,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2006, expenses incurred pursuant to these service agreements were $33,000 for Price Associates, $413,000 for T. Rowe Price Services, Inc., and $32,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $1,232,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2006, and October 31, 2005, was $64,036,000 and $20,053,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was generally above the median for comparable funds and that the fund’s expense ratio was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ANNUAL MEETING RESULTS

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006